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                                                                   Exhibit 10.18

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 14, 1999, by and among NGE GENERATION, INC., a New York corporation ("NGE"), NEW YORK STATE ELECTRIC & GAS CORPORATION, a New York corporation ("NYSEG" and together with NGE, the "Sellers"), AES NY, L.L.C., a Delaware limited liability company ("AES NY"), AES EASTERN ENERGY, L.P., a Delaware limited partnership ("AEE"), AES CREATIVE RESOURCES, L.P., a Delaware limited partnership ("ACR") and AES NY3, L.L.C., a Delaware limited liability company ("AES NY3").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of August 3, 1998 (as amended, supplemented or otherwise modified on or prior to the date hereof, the "Asset Purchase Agreement"), by and among the Sellers and AES NY, the Sellers agreed to sell, assign, convey, transfer and deliver to AES NY or its permitted assignees the Purchased Assets (as defined in the Asset Purchase Agreement); and

                  WHEREAS, AES NY desires to assign to AEE, ACR, AES NY3 and the owner trusts specified on Exhibit A hereto (the "Owner Trusts") certain of its rights under the Asset Purchase Agreement, and AEE, ACR and AES NY3 desire to assume certain of AES NY's obligations under the Asset Purchase Agreement; and

                  WHEREAS, AES NY and AES NY2, L.L.C., a Delaware limited liability company, have agreed to enter into a Guaranty of even date herewith in favor of Sellers (the "NY/NY2 Guaranty") with respect to certain of the obligations, and the performance of certain covenants, representations and agreements, of AES NY under the Asset Purchase Agreement, the ancillary agreements listed in Part 1 of Exhibit B hereto (the "Ancillary Agreements") and the additional agreements listed in Part 2 of Exhibit B hereto (the "Additional Agreements", and together with the Asset Purchase Agreement and the Ancillary Agreements, the "Transaction Agreements") and certain other obligations of certain Affiliates of AES NY.

                  NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
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                  1. Defined Terms. Capitalized terms which are used in this
Assignment and Assumption Agreement but are not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

                  2. Assignment. AES NY hereby assigns and transfers its right to acquire the Purchased Assets to the entities indicated, and with respect to the assets identified, in Exhibit A hereto. AES NY hereby assigns and transfers its rights and interests under the Transaction Agreements (other than any right to acquire the Purchased Assets), to AES NY3 to the extent related to the Purchased Assets assigned and transferred to AES NY3, to ACR to the extent relating to the Purchased Assets assigned and transferred to ACR, and to AEE to the extent not assigned and transferred to AES NY3 or ACR.

                  3. Assumption. From and after the Closing, AES NY3 agrees to assume in all respects the obligations of AES NY under the Transaction Agreements to the extent relating to the assets and rights assigned to AES NY3, ACR agrees to assume in all respects the obligations of AES NY under the Transaction Agreements to the extent relating to the assets and rights assigned to ACR (in each case as contemplated by Section 2 above), and AEE agrees to assume in all respects the obligations of AES NY under the Transaction Agreements except for those obligations assumed by AES NY3 or ACR. Notwithstanding such agreement of AES NY3, ACR and AEE and delivery of the NY/NY2 Guaranty, as contemplated by Section 10.6 of the Asset Purchase Agreement, AES NY shall remain jointly and severally responsible for the performance of all its obligations under the Transaction Agreements.

                  4. Consent. Sellers hereby consent to the assignments and assumptions of the assets, rights and obligations of AES NY as set forth in
Section 2 and Section 3 above.

                  5. Counterparts. This Assignment and Assumption Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6. Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of law).


                                       2
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                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be signed by their respective duly authorized officers as of the date first above written.



                                          NGE GENERATION, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          NEW YORK STATE ELECTRIC &
                                          GAS CORPORATION


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                           AES NY, L.L.C.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          AES EASTERN ENERGY, L.P.

                                          By: AES NY, L.L.C., as
                                                General Partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          AES CREATIVE RESOURCES, L.P.

                                          By: AES NY, L.L.C., as
                                                General Partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


                                       3
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                                          AES NY3, L.L.C.


                                           By:
                                             ------------------------------
                                              Name:
                                              Title:


                                       4
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                                                                       Exhibit A


                                                RIGHTS TO PURCHASED
           ASSIGNEE                                ASSETS ASSIGNED

AES NY3, L.L.C.                   All of the right, title and interest that the
                                  Sellers possess and have in and to all issued and outstanding shares of common stock of Somerset Railroad Corporation, a New York corporation

Kintigh Facility Trust A-1        25.00% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to that portion of the Purchased Assets consisting of all buildings, structures, fixtures and other real property improvements and all personal property (other than the Inventories) comprising, or used in and necessary to the ownership, operation or maintenance of, the Kintigh Station, to the extent located on the real property described in Exhibit C attached hereto, and in existence on the Closing Date (collectively, the "Kintigh Purchased Assets")

Kintigh Facility Trust A-2        12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Kintigh
                                  Purchased Assets

Kintigh Facility Trust B-1        12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers
                                  possess and have in and to the Kintigh
                                  Purchased Assets
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Kintigh Facility Trust B-2        12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Kintigh
                                  Purchased Assets

Kintigh Facility Trust C-1        26.25% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Kintigh
                                  Purchased Assets

Kintigh Facility Trust C-2        11.25% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Kintigh
                                  Purchased Assets

Milliken Facility Trust A-1       25.00% undivided interest in and to all of the
                                  right, title and interest that the Sellers
                                  possess and have in and to that portion of the
                                  Purchased Assets consisting of all buildings,
                                  structures, fixtures and other real property
                                  improvements and all personal property (other
                                  than the Inventories) comprising, or used in
                                  and necessary to the ownership, operation or
                                  maintenance of, the Milliken Station, to the
                                  extent located on the real property described
                                  in Exhibit D attached hereto, and in existence
                                  on the Closing Date (collectively, the
                                  "Milliken Purchased Assets")
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Milliken Facility Trust A-2       12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Milliken
                                  Purchased Assets

Milliken Facility Trust B-1       12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Milliken
                                  Purchased Assets

Milliken Facility Trust B-2       12.50% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Milliken
                                  Purchased Assets

Milliken Facility Trust C-1       26.25% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Milliken
                                  Purchased Assets

Milliken Facility Trust C-2       11.25% undivided interest in and to all of the
                                  right, title and interest that the Sellers possess and have in and to the Milliken
                                  Purchased Assets

AES Eastern Energy, L.P.          All of the right, title and interest that the
                                  Sellers possess and have in and to that
                                  portion of the Purchased Assets comprising, or
                                  used in and necessary to the ownership,
                                  operation or maintenance of, the Kintigh,
                                  Milliken, Goudey and Greenidge Stations (other
                                  than all Allowances, which are being retained
                                  in their
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                                  entirety by AES NY; and (x) all issued and
                                  outstanding shares of common stock of Somerset
                                  Railroad Corporation, a New York corporation, which are being transferred to AES NY3 and (y) the Kintigh Purchased Assets and the Milliken
                                  Purchased Assets, which are being transferred to the Owner Trusts, concurrently herewith), and any remaining portion of the Purchased
                                  Assets that does not comprise, or is not solely used in and necessary to the ownership, operation or maintenance of, the Jennison or Hickling Stations, as in existence on the Closing Date (other than all Allowances, which are being retained in their entirety by AES
                                  NY)

AES Creative Resources, L.P.      All of the right, title and interest that the
                                  Sellers possess and have in and to that
                                  portion of the Purchased Assets comprising, or
                                  solely used in and necessary to the ownership,
                                  operation or maintenance of, the Jennison and
                                  Hickling Stations, as in existence on the
                                  Closing Date (other than all Allowances, which
                                  are being retained in their entirety by AES
                                  NY)
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                                                                       Exhibit B



                          Part 1 - Ancillary Agreements

1. Interconnection Agreement dated as of August 3, 1998 by and between NYSEG and AES NY

2. Amendment No. 1 to Interconnection Agreement, dated as of May 6, 1999, by and between AES NY and NYSEG

3. Milliken Operating Agreement dated as of August 3, 1998 by and between NYSEG and AES NY

4. Amendment No. 1 to the Milliken Operating Agreement, dated as of May 6, 1999, by and between AES NY and NYSEG

5. New York Transition Agreement dated as of August 3, 1998 between AES NY and NYSEG

6. Agreement to Assign Transmission Rights and Obligations dated as of August 3, 1998 by and between AES NY and NYSEG


                         Part 2 - Additional Agreements

1. Interconnection Implementation Agreement dated as of May 6, 1999 by and between AES NY and NYSEG
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                                                                       Exhibit C



                            [ATTACH METES AND BOUNDS
                   DESCRIPTION OF KINTIGH FACILITY FOOTPRINT]
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                                                                       Exhibit D



                            [ATTACH METES AND BOUNDS
                   DESCRIPTION OF MILLIKEN FACILITY FOOTPRINT]